EXHIBIT 99.1

   PRESS RELEASE DATED MARCH 14, 2006, REPORTING THE RESULTS OF OPERATIONS OF VANTAGEMED CORPORATION FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2005

        VantageMed Announces Fourth Quarter and Fiscal Year 2005 Results

RANCHO CORDOVA, Calif.--March 14, 2006--VantageMed Corporation (OTCBB: VMDC.OB) today announced financial results for the fourth quarter and year ended December 31, 2005. VantageMed reported a net loss of ($303,000), or ($0.02) per share, in the fourth quarter of 2005, compared to a loss of ($2.9) million, or ($0.35) per share, for the year ago quarter and ($1.1) million, or ($0.08) per share, for the prior quarter. Net loss for the year ended December 31, 2005 was ($4.3) million, or ($0.31) per share compared to a net loss of net loss of ($3.9) million, or ($0.47) per share, for the year ended December 31, 2004.

Total revenues for the quarter ended December 31, 2005 were $3.5 million, down $1.6 million, or 31.6%, from the year ago quarter and down $152,000, or 4.2%, from the quarter ended September 30, 2005. Total revenues for the year ended December 31, 2005 were $15.3 million, down $6.8 million, or 30.9%, from $22.1 million for the year ended December 31, 2004. The Company stated that the decrease in revenues is partially a reflection of its completed strategy to discontinue support of legacy technology products and consolidate its practice management customers onto a core set of newer technology products. Revenue from discontinued legacy products was $159,000 in the fourth quarter of 2005, down from $906,000 in the year ago quarter. Revenues from the RidgeMark product line, the replacement product line for the legacy products, were $1.3 million in the fourth quarter of 2005, down from $1.9 million in the year ago quarter, as the migration process concluded and order activity decreased significantly.

Due to the decreases in revenues the Company reduced spending on the resources once committed to the support of discontinued legacy products and the migration process and shifted its sales and marketing focus to its other product lines. Company staffing levels were reduced from 174 at March 31, 2005 to 130 at December 31, 2005 and additional cost cutting measures have been implemented since the end of the year. As of December 31, 2005, the Company had cash and short term investments totaling $636,000.

MANAGEMENT COMMENTARY

Steve Curd, VantageMed's CEO, commented, "In 2005 we invested significant capital in strengthening our core products and capabilities with our three practice management operations, and our lightweight computerized medical record solution. During this process we were also able to make significant reductions to our operating costs and cash usage levels. Quarterly net losses have been reduced significantly from over $1 million in each of the first three quarters of 2005 to approximately $300,000 in the fourth quarter. The company is now better positioned to move toward profitability."

CONFERENCE CALL

VantageMed will be hosting a conference call to discuss financial results today, March 14, 2006 at 5:00 P.M. Eastern Time. The call will be broadcast live over the Internet and can be accessed at http://phx.corporate-ir.net/playerlink.zhtml?c=76749&s=wm&e=1214859. To participate in the call, please dial 1-888-857-6929 five to ten minutes prior to the scheduled conference call time. A replay of the call will be available on the Company's website for 30 days.

ABOUT VANTAGEMED

VantageMed is a trusted provider of healthcare software products and services to more than 18,000 physician, anesthesiologist and behavioral health providers nationwide. These providers use VantageMed's core products including ChartKeeper Computerized Medical Records software as well as RidgeMark, Northern Health Anesthesia and our Helper family of Practice Management products which are all supported by SecureConnect electronic transaction services. VantageMed is dedicated to providing these cost effective, easy to use solutions that empower healthcare providers and their staff with the tools and data they need to improve productivity and reimbursements. For more information about VantageMed or our products, please call 877-879-8633, or visit the company's Website at www.vantagemed.com.

This press release may be deemed to contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements are made as of today's date and we do not undertake any obligation to update forward-looking statements. You can identify such statements by our use of such words as "should", "expect," "will," "intends," and similar words and phrases which denote future events and which may depend on the future performance of the Company. Our assumptions underlying these statements are also "forward-looking" statements. Forward-looking statements are based on information and assumptions that are dynamic in nature and subject to rapid and sometimes abrupt changes. Our forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the statements. These risks and uncertainties include risks related to our ability to successfully develop, sell and support our products, our ability to attract and retain new and existing customers, our ability to increase revenues, control our expenses and improve the rate at which we have utilized cash. Our forward-looking statements are also subject to important risks and uncertainties detailed in our latest reports filed with the SEC and available on its website at www.sec.gov.

INVESTOR RELATIONS CONTACT:
VantageMed Corporation
Liesel Loesch
(877) TRY-VMED, ext. 4833
investor@vantagemed.com

MEDIA CONTACT:
VantageMed Corporation
Jennifer Morgano
(877) TRY-VMED, ext. 4851
media@vantagemed.com

                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                    THREE MONTHS ENDED                     YEAR ENDED
                                                          --------------------------------------    ------------------------
                                                            DEC 31        SEPT 30       DEC 31        DEC 31        DEC 31
                                                             2005          2005          2004          2005          2004
                                                          ----------    ----------    ----------    ----------    ----------
Revenues:
  Software and systems ................................   $      673    $      707    $    1,333    $    3,126    $    5,870
  Customer support ....................................        1,846         1,910         2,577         8,104        11,496
  Electronic services .................................          945           999         1,151         4,065         4,754
                                                          ----------    ----------    ----------    ----------    ----------
       Total revenues .................................        3,464         3,616         5,061        15,295        22,120
                                                          ----------    ----------    ----------    ----------    ----------

Cost of revenues:
  Software and systems ................................          230           268           742         1,138         2,971
  Customer support ....................................        1,122         1,299         1,829         5,894         7,347
  Electronic services .................................          635           643           769         2,706         2,791
                                                          ----------    ----------    ----------    ----------    ----------
       Total cost of revenues .........................        1,987         2,210         3,340         9,738        13,109
                                                          ----------    ----------    ----------    ----------    ----------

  Total gross margin ..................................        1,477         1,406         1,721         5,557         9,011

Operating expenses:
  Selling, general and administrative .................        1,211         1,775         2,610         7,082         8,699
  Product development .................................          418           542           508         2,184         2,519
  Depreciation and amortization .......................           54            61           111           243           477
  Stock-based compensation ............................           85            88            49           334           113
  (Gain)/Loss on sale of DentalMate business ..........           --            --             9             0           (41)
  Asset impairment and restructuring charges ..........           --            --         1,199           (13)        1,052
                                                          ----------    ----------    ----------    ----------    ----------
  Total operating costs and expenses ..................        1,768         2,466         4,486         9,830        12,819
                                                          ----------    ----------    ----------    ----------    ----------
Loss  from operations .................................         (291)       (1,060)       (2,765)       (4,273)       (3,808)
Interest and other income (expense):
  Interest income .....................................            8            12             5            60            40
  Interest and other expense ..........................          (20)          (14)         (110)          (67)         (137)
                                                          ----------    ----------    ----------    ----------    ----------
  Total interest and other income (expense), net ......          (12)           (2)         (105)           (7)          (97)
                                                          ----------    ----------    ----------    ----------    ----------
       Net loss .......................................   $     (303)   $   (1,062)   $   (2,870)   $   (4,280)   $   (3,905)
                                                          ==========    ==========    ==========    ==========    ==========
Basic and diluted net loss per share ..................   $    (0.02)   $    (0.08)   $    (0.35)   $    (0.31)   $    (0.47)
                                                          ----------    ----------    ----------    ----------    ----------
Weighted-average shares-basic and diluted .............       14,239        14,077         8,267        13,951         8,285
                                                          ----------    ----------    ----------    ----------    ----------

                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                                    ------------------------
                                                                       2005          2004
                                                                    ----------    ----------
Cash flows from operating activities:
  Net loss ......................................................   $   (4,280)   $   (3,905)
    Adjustments to reconcile net loss to net cash used for
     operating activities -
      Gain on sale or disposal of assets ........................           --           (34)
      Depreciation and amortization .............................          242           477
      Impairment of intangible assets and goodwill ..............           --         1,176
      Bad debt expense, net of write offs and recoveries ........          246           451
      Stock-based compensation ..................................          334           113
  Changes in assets and liabilities -
      Accounts receivable .......................................          302           152
      Inventories ...............................................           54           153
      Prepaid expenses and other ................................          336           298
      Accounts payable and accrued liabilities ..................       (1,225)           (2)
      Customer deposits and deferred revenue ....................         (620)          374
                                                                    ----------    ----------
  Net cash used for operating activities ........................       (4,611)         (747)
                                                                    ----------    ----------
Cash flows from investing activities:
  Purchases of property and equipment ...........................          (49)         (131)
  Proceeds from maturity of investments .........................        4,000           751
  Purchase of investments .......................................       (4,000)           --
  Cash proceeds from DentalMate sale ............................           --            50
                                                                    ----------    ----------
  Net cash provided by (used for) investing activities ..........          (49)          670
                                                                    ----------    ----------
Cash flows from financing activities:
  Principal payments on long-term debt ..........................         (448)         (591)
  Proceeds from sale of stock and warrants, net .................        4,576            --
  Proceeds from stock option exercises ..........................          222            29
                                                                    ----------    ----------
  Net cash provided by (used for) financing activities ..........        4,350          (562)
                                                                    ----------    ----------
  Net decrease in cash and cash equivalents .....................         (310)         (639)
Cash and cash equivalents, beginning of period ..................          946         1,585
                                                                    ----------    ----------
Cash and cash equivalents, end of period ........................   $      636    $      946
                                                                    ==========    ==========

                             VANTAGEMED CORPORATION
                           CONSOLIDATED BALANCE SHEETS
               (In Thousands, Except Share And Per Share Amounts)
                                   (Unaudited)

                                                                                               DEC 31,       DEC 31,
                                                                                                2005          2004
                                                                                             ----------    ----------
                                          ASSETS

Current assets:
  Cash and cash equivalents ..............................................................   $      636    $      946
  Accounts receivable, net of allowance of $352 and $413, respectively ...................        1,213         1,761
  Inventories, net .......................................................................           62           116
  Prepaid expenses and other .............................................................          263           396
                                                                                             ----------    ----------
       Total current assets ..............................................................        2,174         3,219
Property and equipment, net ..............................................................          213           333
Other assets .............................................................................           --             6
Intangibles, net .........................................................................          377           392
                                                                                             ----------    ----------
       Total assets ......................................................................   $    2,764    $    3,950
                                                                                             ==========    ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY (Deficiency)
Current liabilities:
  Current portion of long-term debt ......................................................   $      140    $      375
  Accounts payable .......................................................................        1,543         1,754
  Accrued liabilities ....................................................................        1,128         2,071
  Customer deposits and deferred revenue .................................................        3,299         3,919
                                                                                             ----------    ----------
       Total current liabilities .........................................................        6,110         8,119
Long-term portion of restructuring reserve, net of current portion .......................           22            93
Long-term debt, net of current portion ...................................................           42            --
                                                                                             ----------    ----------
       Total liabilities .................................................................        6,174         8,212
                                                                                             ----------    ----------
Stockholders' equity (deficiency):
  Preferred stock, $0.001 par value, 5,000,000 shares authorized; no shares issued and
  outstanding at December 31, 2005 and December 31, 2004 .................................           --            --
  Common stock, $0.001 par value, 20,000,000 shares authorized; 14,239,178 and
    8,279,323 shares issued and outstanding at December 31, 2005 and
    December 31, 2004 ....................................................................           14             8
  Additional paid-in capital .............................................................       77,751        72,625
  Accumulated deficit ....................................................................      (81,175)      (76,895)
                                                                                             ----------    ----------
       Total stockholders' equity (deficiency) ...........................................       (3,410)       (4,262)
                                                                                             ----------    ----------
       Total liabilities and stockholders' equity (deficiency) ...........................   $    2,764    $    3,950
                                                                                             ==========    ==========